Exhibit 99.1

SOUTHLAND HOLDINGS INVESTOR PRESENTATION SEPTEMBER 19, 2022

IMPORTANT DISCLOSURES This Presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purpos es only to assist prospective investors in making their own evaluation with respect to the proposed business combination (the "Proposed Transaction ") between Legato Me rge r Corp. II ("Legato II") and Southland Holdings LLC (“Southland”). This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equ ity , debt or other financial instruments of Legato II or Southland. The information contained herein does not purport to be all - inclusive and none of Legato II, Southland, nor any of their respect ive subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described here. Use of Projections This Presentation contains projected financial information with respect to Legato II and Southland. Such projected financial inf ormation constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presenta tio ns are not necessarily based on management’s projections, estimates, expectations, or targets but are presented for illustrative purposes only. Neither Legato II’s nor Southland’s independent au dit ors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opi nion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently unc ert ain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of the operations of Southland wer e s elected by Legato II and Southland on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of the business of Southland, are incomplete, and are not n ece ssarily indicative of its performance or future performance or overall operations. There can be no assurance that historical trends will continue. Industry and Market Data Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. None of Legato II, Southland nor any of their respective Representatives has independently verified the data obtained from these sources and can not assure you of the data’s accuracy or completeness. This data is subject to change. In furnishing this Presentation, each of Legato II, Southland and their respective Representatives expressly disclaims any ob lig ation to update any information contained herein or to correct any omissions, inaccuracies, or errors. 2 BUILDING GREAT THINGS

Non - GAAP Financial Measures This Presentation includes certain unaudited financial measures not presented in accordance with generally accepted accountin g p rinciples, including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and certain ratios and other metrics derived therefrom. Note that other companies m ay calculate these non - GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, the se measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aw are that the presentation of these measures may not be comparable to similarly - titled measures used by other companies. Legato II and Southland believe that these non - GAAP measures of financial r esults provide useful information to management and investors regarding certain financial and business trends relating to Southland’ financial condition and results of operations. The parties belie ve that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing Southland’ financial measures with tho se of other similar companies. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and inco me are excluded or included in determining these non - GAAP financial measures. In the course of the review by the SEC of the preliminary proxy statement filed by Legato II with the SEC, Legato I I m ay make changes to the information presented in this Presentation, including, without limitation, the description of Southland’ business and the financial information and other data (including the prospe cti ve financial information and other data) included in this Presentation. Comments by the SEC on information in the proxy statement may require modification or reformulation of the information we pre sen t in this Presentation, and any such modification or reformulation could be significant. Additional Information concerning the Proposed Transaction Legato II has filed with the SEC a registration statement on Form S - 4 that includes a proxy statement/prospectus relating to the Proposed Transaction, which will be mailed to its stockholders once definitive. Legato II’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospec tus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain imp ortant information about Legato II, Southland and the Proposed Transaction. When available, these materials will be mailed to stockholders of Legato II as of a record date to be establishe d f or voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without cha rge , once available, at the SEC’s website at www.sec.gov, or by directing a written request to Legato II at 777 Third Avenue, 37th Floor, New York, New York 10017. Participants in the Solicitation for the Proposed Transaction Legato II and its directors and executive officers may be deemed participants in the solicitation of proxies from Legato II’s st ockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Legato II is contained in Legato II’s filings wit h the SEC and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Legato II at the address set forth above. Additional information regarding the interests of su ch participants will be contained in the proxy statement for the Proposed Transaction when available. Southland and its executive officers may also be deemed to be participants in the solicitation of pr oxies from the stockholders of Legato II in connection with the Proposed Transaction. A list of the names of such members and executive officers and information regarding their interests in the Prop ose d Transaction will be included in the proxy statement for the Proposed Transaction when available. IMPORTANT DISCLOSURES (CONT.) 3 BUILDING GREAT THINGS

Forward - Looking Statements This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of t he safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events o r t rends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and p erf ormance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of Legato II, Southland and/or their manage men t. Any projected revenue and EBITDA are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or im pos sible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Legato II and/or Southland. These forward - looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic markets; the potential effects and impact of the global COVID - 19 pande mic; risks related to the business of Southland and the timing of expected business milestones; changes in the assumptions underlying the expectations of Southland regarding its future business; the e ffe cts of competition on Southland’ future business; the outcome of any legal proceedings that may be instituted against Legato II, Southland, the combined company or others following the announcement of th e Proposed Transaction and any definitive agreements with respect thereto; the inability to complete the Proposed Transaction, including, without limitation, the inability obtain approval of the stockholders of Legato II or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the Proposed Transaction; the risk th at the Proposed Transaction disrupts current plans and operations of Southland or Legato II as a result of the announcement and consummation of the Proposed Transaction; the ability to recognize th e anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maint ain relationships with customers and suppliers and retain its management and key employees; costs related to the Proposed Transaction; changes in applicable laws or regulations and delays in obtaini ng, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Proposed Transaction; the parties’ estimates of expenses and profitability and underlying ass umptions with respect to stockholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or co mpe titive factors; and other risks and uncertainties set forth in the filings made by Legato II with the SEC, including the proxy statement/prospectus relating to the Proposed Transaction. If the risks m ate rialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks about which Southland and/or Legato II presently does not know or that Southland and/or Legato II currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward - looking sta tements. In addition, forward - looking statements reflect Southland’ and Legato II’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Southland and Le gat o II anticipate that subsequent events and developments may cause these assessments to change. However, while they may elect to update these forward - looking statements at some point in the future, eac h of Southland and Legato II specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing Southland’ and/or Legato II’s assessments as of a ny date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. FORWARD LOOKING STATEMENTS 4 BUILDING GREAT THINGS

SOUTHLAND Frank Renda Chief Executive Officer SOUTHLAND Cody Gallarda Chief Financial Officer LEGATO II Gregory Monahan Chief Executive Officer LEGATO II Brian Pratt Chairman SPEAKERS 5 BUILDING GREAT THINGS

ABOUT SOUTHLAND

With roots dating back to 1900, Southland Holdings and its subsidiaries form one of the largest infrastructure construction companies in North America , with experience throughout the world. We have built transportation infrastructure that connects our nation, constructed water pipelines and built treatment facilities to carry water across vast regions, bored tunnels through some of the world’s most challenging geology, and completed some of the nation’s most iconic structural landmarks. We build great things that shape our landscape and foster reliable infrastructure for future generations. We do this with integrity, never compromising our ethics, and putting the safety and well being of our employees, and stakeholders, first. Today, Southland Holdings, LLC. is based in Grapevine, Texas. It is the parent company of Johnson Bros. Corporation, American Bridge Company, Oscar Renda Contracting, Southland Contracting, Mole Constructors, and Heritage Materials. With the combined capabilities of these six subsidiaries, Southland has become a diversified industry leader . The end markets o ur groups serve include bridges, tunneling, transportation and facilities, marine, steel structures, water and sewer treatment, and water pipelines. The Southland Holdings family of companies are innovators in construction technology and means - and - methods engineering; bringing unique solutions to challenging construction projects worldwide . Today, we are made up of employees who don’t just have Southland on their résumé, but in their blood. We continue to build on the hard work, dedication and success of generations before us with unwavering commitment, clarity, and continuity of purpose. WHO WE ARE 7 BUILDING GREAT THINGS

$2B BACKLOG ⁓ 2,700 EMPLOYEES ENR (1) RANKED #19 DOMESTIC HEAVY CONTRACTORS ENR RANKED #69 TOP 400 CONTRACTORS ENR RANKED #70 CONTRACTORS BY NEW CONTRACTS AT A GLANCE 8 BUILDING GREAT THINGS (1) Engineering News - Record Headquarters Equipment Facility Regional Offices/Operations/Administration Albuquerque, NM Gilboa, NY Fort Lee, NJ Pittsburgh, PA Little Rock, AR Vancouver, BC Seattle, WA Concord, CA Orange County, CA Grapevine, TX Fort Worth, TX El Paso, TX Houston, TX Beaumont, TX Winnipeg, MB Toronto, ON Litchfield, MN Baltimore, MD Raleigh, NC Wilmington, NC Charlotte, NC Bahamas Harvey, LA Orlando, FL Bartow, FL West Palm, FL Tampa, FL New Orleans, LA Edmund, OK Detroit, MI Peoria, IL

Southland Holdings’ executive management team leverages decades of experience to build a premier operation that is poised for significant future growth. As President and Chief Executive Officer of Southland Holdings, Frank Renda is responsible for identifying and establishing all necessary initiatives to achieve short - term and long - term corporate goals. Mr. Renda has nearly 30 years of experience across various disciplines within the construction industry and has spent the last 20 years as CEO of Southland. He has combined his operational background, industry knowledge, and M&A expertise to grow the Southland Holdings’ family of companies to approximately $1.3B in annual revenues, with operations throughout North America. Frank Renda Chief Executive Officer Tim Winn serves as Executive Vice President and Chief Operating Officer for Southland Holdings. Mr. Winn has approximately 30 years of experience in technical infrastructure project execution. Under his leadership, Southland Holdings, and its various subsidiaries, has completed some of the nation’s most complex bridge, marine, underground tunneling, structural and emergency infrastructure services for both public and private clients. Additionally, Mr. Winn has successfully integrated numerous strategic acquisitions to strengthen Southland Holdings operational capabilities. Tim Winn EVP & Chief Operating Officer Cody Gallarda is an Executive Vice President and the Chief Financial Officer for Southland Holdings. He has more than 15 years of experience in leading and developing finance, accounting, IT, and HR functions while overseeing various strategic initiatives. Prior to joining Southland, he spent more than ten years with Primoris Services Corp., a publicly traded infrastructure firm. Mr. Gallarda is a Certified Public Accountant licensed in Texas and holds a M.S. in Accounting from the University of Texas at Dallas, an MBA from California State University, Fullerton, and a B.S. in Business Administration and Technology from California Baptist University. Cody Gallarda Chief Financial Officer Rudy Renda serves as Executive Vice President and Chief Operating Officer, Strategy & Special Projects, for the Southland Holdings family of companies. Mr. Renda oversees various plant and conveyance projects for Southland Holdings and has been instrumental in the company’s completion of some of the most complex projects in the US. He combines nearly 30 years of construction experience, leading various components of contract administration and compliance, resource management, partnering strategies, customer relationships and coordination across all subsidiaries of Southland Holdings. Rudy Renda EVP & Chief Operating Officer, Strategy & Special Projects EXECUTIVE TEAM 9 BUILDING GREAT THINGS

Civil WATER PIPELINE PUMP STATIONS LIFT STATIONS WATER & WASTEWATER TREATMENT PLANTS CONCRETE & STRUCTURAL STEEL OUTFALL TUNNELING Constructed over 12 million linear feet of large diameter water pipeline Bored over 1 million linear feet of tunnel Currently own one of the largest hard rock tunnel boring machines (TBM) in the US (38 ft diameter) Built and expanded water/wastewater treatments plants and systems throughout the United States Trusted and known for our safety and resourcefulness with large scale projects including complex systems integrations Currently completing the largest wastewater outfall in Canada. PROJECT SEGMENTS 10 BUILDING GREAT THINGS

Transportation BRIDGES ROADWAYS MARINE DREDGING SHIP TERMINALS / PIERS SPECIALITY STRUCTURES & FACILITIES Iconic bridges and structures all around the world Over 20,000+ bridges and structures worldwide Diverse experience and capabilities in Suspension, Cable - Stayed, Precast, Moveable, Utility and Rail bridges In - house construction engineering excellence  Constructed over 9,000 lane miles of highway in the United States One of the largest civil marine fleets in the United States Recognized expertise in steel structures Specialty structures includes some of the most recognizable convention centers, sports stadiums, ferris wheels in the United States PROJECT SEGMENTS 11 BUILDING GREAT THINGS

COMPETITIVE ADVANTAGES 12 BUILDING GREAT THINGS STRONG BALANCE SHEET & BONDING CAPACITY SELF PERFORMING & TECHNICAL EXPERTS WIDE BREADTH OF CAPABILITIES GEOGRAPHY SIGNIFICANTLY OWNED EQUIPMENT FLEET

Southland primarily purchases equipment, which enables the Company to expand margins by having equipment available when needed and lowers the overall cost of equipment vs. renting. Southland’s competitors, on the other hand, primarily rent equipment, losing out on the potential margin expansion Southland is capturing. Southland’s fleet consists of more than 3,500 active pieces of equipment with an estimated total fair market value of more than $300M. (1) Much of Southland’s equipment base can be used on projects across a range of services, which gives the Company the ability to shift its project mix without incurring extra costs. Southland maintains a large fleet of equipment through consistent dedication to capital budgeting as well as continued maintenance of aging equipment. CRANES SUPPORT EQUIPMENT (EXCAVATORS/BACKHOES/LOADERS) HEAVY DUTY TRUCKS ASPHALT/CONCRETE STORAGE TUNNELING BORING SYSTEMS EQUIPMENT OVERVIEW 13 BUILDING GREAT THINGS (1) As of April 2021

America’s Infrastructure Water Pipeline Every two minutes, there is a water main break, and an estimated 6 billion gallons of treated water lost each day in the U.S. Nationwide, the drinking water and wastewater pipes in the ground are on avg 45 years old. Roadways Growing wear and tear on our nation's roads have left 43% of our public roadways in poor or mediocre condition, a number that has remained stagnant over the past several years. Bridges There are more than 617,000 bridges across the United States. Currently, 42% of all bridges are at least 50 years old, and 46,154, or 7.5% of the nation’s bridges, are considered structurally deficient, meaning they are in “poor” condition. D+ C - D D D - C B - C - Source: Infrastructure Report Card provided by American Society of Civil Engineers INFRASTRUCTURE REPORT CARD 14 BUILDING GREAT THINGS Facilities Most of the nation’s WWTPs are designed with an average lifespan of 40 to 50 years, so the systems that were constructed in the 1970s, around the passing of the Clean Water Act in 1972, are reaching the end of their service lives.

TARGETED OPPORTUNITIES 15 BUILDING GREAT THINGS Source: Infrastructure Report Card provided by American Society of Civil Engineers (1) Assumes go - no - go rate of 50% (2) Assumes 13.7% bid - to - win ratio which is Southland Holdings’ average for past 3 years (2019 - 2021) Between now and 2039, the ASCE report estimates that nearly $13 trillion is needed across 11 infrastructure areas: highways, bridges, rail, transit, drinking water, stormwater, wastewater, electricity, airports, seaports and inland waterways. $4.59 trillion of this investment is required by 2025. Targeted Opportunities Go – No Go Bid/Win Experience This allows us to be selective and pursue higher margin work. $28B Realizable project wins based on historic bid - to - win ratio (2) $205B Projects Southland would pursue [50%] (1) $410B Projects Southland is targeting over the next 4 years This illustration of our realizable bid/win experience demonstrates that the opportunity in front of us is well in excess of what Southland needs to support our current growth trajectory.

Southland Holdings has a diverse customer base with a significant amount of work coming from recurring customers. US Bureau of Reclamation US Army Corps of Engineers Louisiana Department of Transportation Texas Department of Transportation Florida Department of Transportation Arkansas Department of Transportation Illinois Department of Transportation North Dakota Department of Transportation Alabama Department of Transportation City of Dallas City of Charlotte City of Biloxi City of Baltimore El Paso Water City of Port St. Lucie City of New York City of Toronto San Francisco Water Power Sewer Southern Nevada Water Authority Trinity River Authority San Antonio Water Systems Dallas Fort Worth Airport Tampa Electric Disney Universal Suntrax CLIENT MIX 16 BUILDING GREAT THINGS FEDERAL STATE LOCAL COUNTY AND CITY PRIVATE

Southland Holdings is a significant competitor in a field of larger construction companies due to the company’s range of services and ability to execute on complex projects. This gives Southland an advantage of pursuing projects with a limited list of potential bidders. PEER GROUP 17 BUILDING GREAT THINGS

1929 1974 2014 2012 2013 2016 2020 AMERICAN BRIDGE Established JOHNSON BROS. Established MOLE CONSTRUCTORS Established OSCAR RENDA CONTRACTING Established SOUTHLAND CONTRACTING Established OSCAR RENDA CONTRACTING Acquired SOUTHLAND HOLDINGS Formed RENDA PACIFIC Established KW PIPELINE Acquired MOLE CONSTRUCTORS Acquired JOHNSON BROS. Acquired OSCAR RENDA OF CANADA Established HERITAGE MATERIALS Established AMERICAN BRIDGE Acquired SOUTHLAND CONTRACTING Assumed Control SOUTHLAND CONTRACTING OF CANADA Established 1900 1973 1981 1998 OSCAR RENDA CONTRACTING Assumed Control COMPANY TIMELINE 18 BUILDING GREAT THINGS 2009 2006 2002

FINANCIAL PERFORMANCE 19 BUILDING GREAT THINGS Note: The 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards. Information on this page prior to 201 9 was not audited in accordance with PCAOB standards. The 2022 and 2023 amounts were projections given to SPAC management. The company is not setting a precedent for future guidance. The company defines EBITDA as earnings before interest expense, interest expense, income taxes, depreciation, and amortization and it is a non - GAAP measure. For fiscal year ended 2022, EBITDA will be presented net of transaction expenses from the Merger with Legato II as defined in the merger agreement. $349 $506 $563 $467 $623 $849 $1,048 $1,058 $1,279 $1,520 $1,750 $52 $76 $73 $46 $55 $104 $78 $90 $104 $135 $154 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022P 2023P Financial Performance ($ millions) Revenue EBITDA

FINANCIAL PERFORMANCE 20 BUILDING GREAT THINGS $46 $104 2016A 2021A 18% CAGR $467 $1,279 2016A 2021A 22% CAGR Note: The 2016 amounts on this page were not audited in accordance with PCAOB standards. The 2021 annual financial statements we re audited in accordance with PCAOB standards. The company defines EBITDA as earnings before interest expense, income taxes, depreciation and amortization and it is a non - GAAP measure. Revenue (millions) EBITDA (millions) 2016 – 2021 CAGR

BACKLOG 21 BUILDING GREAT THINGS Backlog ($ millions) Note: Information on this page prior to 2019 is not audited in accordance with PCAOB standards. $558 $1,089 $836 $1,175 $1,844 $1,876 $2,284 $2,897 $2,219 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A

BACKLOG 22 BUILDING GREAT THINGS Backlog as of 6/30/2022 Note: Backlog consists of amounts from contracts that are fully executed. Pending backlog additions includes projects the com pan y was awarded or was apparent low bidder on after 6/30/2022. Pending backlog additions after 6/30/2022 are not included in 6/30/2022 backlog. The company is not setting a prec ede nt for future announcements. Pending Backlog additions after 6/30/2022 25.6% 74.4% Civil Transportation 23.6% 76.4% Civil Transportation Backlog as of 12/31/2021

ANNUAL INCOME STATEMENTS 23 BUILDING GREAT THINGS Income Statements Note: The 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards.

SEGMENTS 24 BUILDING GREAT THINGS 42% 58% Gross Profit 3 Year Average Civil Transportation 35% 65% Revenue 3 Year Average Civil Transportation Revenue Gross Profit Note: The 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards.

YOY INCOME STATEMENTS 25 BUILDING GREAT THINGS Income Statements Gross Profit Margin of 8% in first six months vs. 7.5% same period in 2021 Note: The quarterly financial statements are not audited in accordance with PCAOB, but have been reviewed by the company’s ex ter nal auditor. The company defines EBITDA as earnings before interest expense, interest expense, income taxes, depreciation, and amortization and it is a non - GAAP measure.

INCOME STATEMENTS 26 BUILDING GREAT THINGS Revenue Gross Profit 45.4% 54.6% 1H22 Gross Profit Civil Transportation 28.2% 71.8% 1H22 Revenue Civil Transportation Note: The quarterly financial statements were not audited in accordance with PCAOB, but have been reviewed by the company’s e xte rnal auditor.

$44 $150 $237 $197 $280 $336 Pro Forma Net Debt (1) Working Capital HISTORICAL BALANCE SHEETS METRICS 27 BUILDING GREAT THINGS Weighted average interest rate on pro forma debt as of 12/31/20, 12/31/21, and 6/30/2022 was 3.20%, 2.96%, and 3.03% respectively. Note: 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards. The quarterly financial statements were not audited in accordance with PCAOB, but have been reviewed by the company’s external auditor. (1) The company expects to convert its preferred stock to debt prior to closing of the deal. The pro forma net debt assumes t he preferred stock was debt as of the balance sheet date As of 12/31/20 As of 12/31/21 As of 6/30/22 Balance Sheet Metrics ($ millions) 75% of pro forma debt was fixed rate as of 6/30/2022

FINANCIAL PERFORMANCE 28 BUILDING GREAT THINGS Financial Performance Note: The company defines EBITDA as earnings before interest expense, interest expense, income taxes, depreciation, and amort iza tion and it is a non - GAAP measure. 2022 and 2023 amounts were projections given to SPAC management. The company is not setting a precedent for future guidance. The 2019 - 2021 ann ual financial statements were audited in accordance with PCAOB standards. (1) For fiscal year ended 2022, EBITDA will be presented net of transaction expenses from the Merger with Legato II as define d i n the merger agreement

LARGE JV PARTNERS 29 BUILDING GREAT THINGS (1) ASC 810 - 10 - 45 - 14 Southland partners with some of the largest, well - respected names in the E&C industry. Southland accounts for large JV projects under partial consolidation guidance. (1) • Revenue, costs, and profit are recognized in the income statement as Revenue, Costs of Goods Sold, and Gross Margin. • Investment in the JV, and balance sheet - related items are recorded as investment in JV on the balance sheet. • Aecon • Fluor • Granite • Traylor Bros. • Hochtief • Dragados • Morrison Construction

TRANSACTION SUMMARY

TRANSACTION SUMMARY 31 BUILDING GREAT THINGS Overview of Southland Overview of Legato II Motivations for the Transaction Transaction Board of Directors Summary Southland Holdings, LLC (“Southland”) is a leading provider of specialized infrastructure construction services across North America including bridges, tunneling, transportation and facilities, marine, steel structures, water and sewer treatment, and water pipelines Southland nominated 5 Board members and Legato II nominated 2 Board members. Chairman will be Brian Pratt, Chairman of Legato Merger II and former Chairman and CEO of Primoris Services Corp Legato Merger Corp II (Nasdaq: LGTO) (“Legato II”) is a publicly - listed special purpose acquisition company with ~$280 million cash held in trust. Legato II’s management team has: • Successfully closed six prior SPAC transactions in the industrials space • Deep understanding of the public markets. Combined, the management team has served on the Board of 36 public companies Access to cash to fund and accelerate organic growth initiatives Access to cash & equity capital to fund potential future acquisitions Increased bonding program At closing, Southland’s shareholders will receive: • $343 million of stock (@ $10.15 per share) • $50 million of cash • $105 million of contingent stock consideration (@$10.15 per share) over the next two years if certain operating performance goals are achieved

Leading provider of specialized infrastructure construction services across North America including bridges, tunneling, transportation and facilities, marine, steel structures, water and sewer treatment, and water pipelines Customers include federal, state, local and private organizations. A significant amount of work comes from recurring clients Strong Industry Tailwinds Established track record of accretive acquisitions Top Tier Engineering & Construction Services Firm Over the next 17 years, the ACSE (1) estimates $13 trillion of infrastructure spending across key categories (including highways, bridges, marine, etc.) is required with $4.6 trillion required by 2025. In 2021, the US passed a $1 trillion infrastructure bill Valued at an EBITDA multiple of 5.7x 2022 “Bonus” (3) Adjusted EBITDA and 6.4x 2022 “Base” (4) Adjusted EBITDA. This represents a discount of 44% and 37%, respectively compared to an average of its peers (10.15x) Experienced Management Team Southland has a long - term track record of successfully acquiring businesses and successfully integrating them within its business Southland’s executive management team has significant experience building and operating E&C companies Diverse Set of Customers (1) ACSE is the American Society of Civil Engineers, and the data that is cited above is from their latest report card on America n I nfrastructure (2) Source of Information: S&P Capital IQ. Market data as of September 16, 2022. Estimates based on consensus estimates (3) Assumes $145 million of EBITDA while TEV includes 6.9mm “Base” (2022 and 2023) and 3.4mm “Bonus” (2022 and 2023) earnout sha res . Refer to page 44 for further details. (4) Assumes $125 million of EBITDA while TEV only includes 6.9mm “Base” (2022 and 2023) earnout shares. Refer to page 44 for fur the r details. Attractive Valuation KEY INVESTMENT HIGHLIGHTS 32 BUILDING GREAT THINGS

Source: Company filings, S&P Capital IQ. Note: Market data as of September 16, 2022. Estimates based on consensus estimates. Ref er to page 43 for additional details on transaction structure. (1) Assumes $145 million of EBITDA or above while TEV includes 6.9mm “Base” (2022 and 2023) and 3.4mm “Bonus” (2022 and 2023) ea rno ut shares. Refer to page 44 for further details. (2) Assumes $125 million of EBITDA or above while TEV only includes 6.9mm “Base” (2022 and 2023) earnout shares. Refer to page 4 4 f or further details. (3) TPC was removed from 2022 calculations since it is trading at 31x 2022E EBITDA Averages 2022E All Peers 10.15x Southland (1) 5.7x 2022E VALUATION 33 BUILDING GREAT THINGS 5.7x 6.4x 14.2x 13.4x 16.2x 11.5x 11.2x 6.4x 6.3x 6.5x 5.8x Southland (1) Southland (2) PWR ACM ROAD DY MTZ FLR GVA PRIM STRL 2022 EV / EBITDA

EXECUTIVE SUMMARY

SUMMARY 35 BUILDING GREAT THINGS CLOSE ALIGNMENT OF MANAGEMENT AND SHAREHOLDER INTERESTS FINANCIAL PERFORMANCE SOLID BACKLOG ATTRACTIVE VALUATION COMPARED TO PEERS STRONG BALANCE SHEET INDUSTRY KNOWLEDGE AND EXPERIENCE / COMPETITIVE ADVANTAGE GROWING ROBUST MARKETS

Appendix

ANNUAL INCOME STATEMENTS 37 BUILDING GREAT THINGS Income Statements Note: The 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards.

ANNUAL BALANCE SHEETS 38 BUILDING GREAT THINGS Balance Sheets Note: The 2020 - 2021 annual financial statements were audited in accordance with PCAOB standards.

ANNUAL STATEMENT OF CASH FLOWS 39 BUILDING GREAT THINGS Statement of Cash Flows Note: The 2019 - 2021 annual financial statements were audited in accordance with PCAOB standards.

YOY INCOME STATEMENTS 40 BUILDING GREAT THINGS Income Statements Note: The quarterly financial statements were not audited in accordance with PCAOB, but have been reviewed by the company’s e xte rnal auditor.

BALANCE SHEET 41 BUILDING GREAT THINGS Balance Sheet Note: The quarterly financial statements were not audited in accordance with PCAOB, but have been reviewed by the company’s e xte rnal auditor.

YOY STATEMENT OF CASHFLOWS 42 BUILDING GREAT THINGS Statement of Cash Flows Note: The quarterly financial statements are not audited in accordance with PCAOB, but have been reviewed by the company’s ex ter nal auditor.

(1) Cash in Trust and Pro Forma Ownership reflects 27.6m Public Shares issued during Legato II’s IPO. Assumes no redemptions. (2) Transaction structure inclusive of full earn - out consideration based on the 202 2 Bonus Adjusted EBITDA target of $ 145 mm & 2023 Bonus Adjusted EBITDA target of 165mm. See page 44 for further detail s (3) Estimated fees and expenses inclusive of all fees and expenses related to the business combination (4) Legato II insider ownership inclusive of 6.9m Founder Shares, 1.17m Private Shares and 0.24m Representative Shares. (5) Business combination cash to the balance sheet (assuming no redemptions) (6) Assumes no redemptions and full earnout is realized based on 2022 Bonus Adjusted EBITDA Earnout Target of $145mm and 2023 Bon us Adjusted EBITDA Earnout Target of $165mm Estimated Sources & Uses ($mm) I ll u s t r a t i ve P r o F o r m a O w ne r s h i p ( m m s ha r e s) Sources: Upfront Equity Consideration to Southland Shareholders $ 343 Contingent Shares to Southland Shareholders (2) $105 E s t i m a t e d S P A C C a s h i n T r u s t (1) $ 280 Total Sources $ 728 Uses: Upfront Equity Consideration to Southland Shareholders $ 343 Contingent Shares to Southland Shareholders (2) $ 105 E s t i m a t e d Business Combination F ee s & E x pen s es (3) $ 10 Cash to Southland’s Balance Sheet (5) $220 C a s h t o Southland $ 50 Total Uses $728 Share Price: $10. 15 T o t a l S ha r e s O u t s t a nd i n g (6) 80.0 E qu i t y V a l ue $ 812 Le ss : P r o F o r m a C a s h (5) ($ 220) Plus: Debt $ 237 To t a l E n t e r p r i s e V a l u e ( T E V ) $ 829 Southland S ha r eho l de r s ( U p f r on t ) 33.8 Southland S ha r eho l de r s ( E a r nou t ) (2) 10.3 To t a l Southland S h a r e h o l d e rs 44.1 S pon s o r S ha r eho l de r s (4) 8.3 Public Shareholders (1) 2 7 .6 To t a l S h a r e s O u t s t a nd i ng 80.0 Illustrative Pro Forma Valuation ($mm, except per share) Note: All figures in USD. All shares valued at $10 .15 /share. Analysis excludes warrants (Legato II has 13.8 mm public warrants and 0 .585 mm private warrants outstanding, all exercisable at $ 11.50 /share). All balance sheet figures as of June 3 0 , 202 2 Upfront Consideration 42% Earnout (2) 13% Sponsors 10% Public SPAC Shareholders 35% Existing Southland Shareholders 55% PROPOSED TRANSACTION OVERVIEW 43 BUILDING GREAT THINGS

Size (Shares) Structure Rationale 2022 Earnings Based Incentive 3.45 mm Receive if 202 2 Adjusted EBITDA is $ 125 million or above (2022 “Base” Earnout) ▪ Compensates Southland shareholders for delivering upon stated earnings targets in 202 2 & 2023 ▪ “Bonus” Earnouts provide Southland shareholders wi th compensation for outperformance of “Base” targets in 202 2 & 2023 ▪ Aligns Southland shareholders and p ublic shareholder s for the long - term upside and delivery of key initiatives 5.17mm Receive if 2022 Adjusted EBITDA is $145 million or above (2022 “Bonus” Earnout) 2023 Earnings Based Incentive 3.45 mm Receive if 2023 Adjusted EBITDA is $145 million or above (2023 “Base” Earnout) 5.17mm Receive if 2023 Adjusted EBITDA is $165 million or above (2023 “Bonus” Earnout) CONTINGENT CONSIDERATION ALIGNS INCENTIVES WITH PUBLIC SHAREHOLDERS 44 BUILDING GREAT THINGS

Source: Company filings, S&P Capital IQ. Note: Market data as of September 16, 2022. Estimates based on consensus estimates. Ref er to page 43 for additional details on transaction structure. (1) Assumes $165 million of EBITDA or above while TEV includes 6.9mm “Base” (2022 and 2023) and 3.4mm “Bonus” (2022 and 2023) ea rno ut shares. Refer to page 44 for further details. (2) Assumes $145 million of EBITDA or above while TEV only includes 6.9mm “Base” (2022 and 2023) earnout shares. Refer to page 4 4 f or further details . Averages 2023E All Peers 8.0x Southland (1) 5.0x 2023E VALUATION 45 BUILDING GREAT THINGS 5.0x 5.5x 13.1x 12.5x 12.2x 8.8x 8.4x 5.7x 4.5x 5.3x 5.4x 4.3x Southland (1) Southland (2) PWR ACM ROAD DY MTZ FLR GVA PRIM STRL TPC 2023 EV / EBITDA

ZUKIN REASONABLE BASIS REVIEW 46 BUILDING GREAT THINGS Zukin Certification Services LLC (“Zukin”) performed a Reasonable Basis Review (RBR Ρ ) of southland’s projections and their underlying assumptions and concluded: T he assumptions used, taken as a whole, provide reasonable support for the projections T he projections are consistent with the material factors and assumptions used to construct them, and take into account the preparers’ of the projections informed judgment T hat there is a reasonable basis for the projections provided by Southland as of M ay 24, 2022 and as of J une 30, 2022 Zukin reviewed elements of readiness including finance / tax / reporting, corporate governance / legal / compliance, process and controls, and corporate strategy Conclusion: Southland should be well positioned for life as a public company by the close of the proposed transaction